Ex. 10.62


                             MODIFICATION AGREEMENT
                             ----------------------

          This Agreement made as of the 11th day of October, 2001 by and between
                                        ----
Citizens Bank of Massachusetts having its principal place of business at 28 State Street, Boston Massachusetts 02109 (the "LENDER") and Implant Sciences Corporation of Wakefield, Massachusetts (hereinafter referred to as the "BORROWER", which term shall include its successors and assigns); and Stephen Bunker (hereinafter referred to as "GUARANTOR" which term shall include any successors and assigns).

          WHEREAS, on January 16, 1998, Borrower executed and delivered to Lender its Commercial Promissory Note in the principal amount of Seven Hundred Fifty Thousand and no/100 Dollars ($750,000.00) Dollars (the "Note"), the payment of which was secured, inter alia, by a Security Agreement dated May 1,
                                ----- ----
1996 and a Commercial Term Loan, Revolving Loan and Security Agreement dated as of December 22, 1999 (the "LOAN AGREEMENT");

          WHEREAS, Lender and Borrower have agreed to revise the terms of the Loan Agreement and to revise all other documents related to or securing the Note; and

          WHEREAS, Lender requires additional collateral for Borrower's obligations under the Note and the Loan Agreement, including Guarantor's limited guaranty;

          WHEREAS, Lender and Borrower have requested Guarantor's assent to said revisions.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, it is hereby agreed by and among Borrower, Lender and Guarantor as follows:

          1. As of the date hereof, Borrower's obligations pursuant to the Note are the only Obligations (as that term is used in the Loan Agreement) remaining outstanding and subject to the Loan Agreement.

          2.     As  of  the  date set forth above, the principal balance of the
Note is THREE HUNDRED SIXTY-SEVEN SIX HUNDRED FORTY-SEVEN and 12/100 ($367,647.12) DOLLARS.

          3. Section 8 (Financial Covenants) of the Loan Agreement is hereby amended by deleting the first sentence.

          4. Lender hereby agrees that Borrower's failure to comply with the Net Loss Covenant in Section 8.2 of the Loan Agreement, as amended hereby, for any quarter ending September 30, 2001 through and including June 30, 2002 shall not constitute an Event of Default under the Loan Agreement.

          5. All other terms and conditions of the Note as amended hereby shall remain in full force and effect.


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          6.     Borrower  shall  execute,  acknowledge  and  deliver  to Lender contemporaneously herewith the Deposit Pledge Agreement and Deposit Pledge Control Agreement prepared in connection with this Agreement.

          7. Guarantor shall execute, acknowledge and deliver to Lender contemporaneously herewith the Deposit Pledge Agreement, the Limited Guaranty and a Deposit Pledge Control Agreement prepared in connection with this Agreement.

          8. All instruments, documents and agreements entered into with respect to the original Seven Hundred Fifty Thousand and no/100 ($750,000.00) Dollar Loan by Lender to Borrower shall be deemed to refer to the Loan Agreement as amended hereby and said instruments, documents and agreements are hereby deemed amended accordingly.

          9. The parties hereto, including the Guarantor, hereby ratify, confirm, and approve all of said instruments, documents and agreements as amended.

          10. The terms hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

WITNESS:                      BORROWER:
                              IMPLANT  SCIENCES  CORPORATION


/s/  David  C.  Volpe         By:  /s/  Anthony  J.  Armini
---------------------            ----------------------------
                              Its:  Chief  Executive  Officer

                              GUARANTOR:


/s/  Carolyn  Connors         /s/  Stephen  Bunker
---------------------         --------------------
                              Stephen  Bunker,  individually

                              LENDER:
                              CITIZENS  BANK  OF  MASSSACHUSETTS


                              By:  /s/  Scott  McKechney
                                 -----------------------
                              Its:  Vice  President


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                          COMMONWEALTH OF MASSACHUSETTS

Suffolk,  ss.                                              Date:  10/11/01
-------                                                         ----------

     Then personally appeared the above-named Anthony J. Armini, of Implant Sciences Corporation and acknowledged the foregoing instrument to be the free act and deed of said corporation before me,

                              /s/  Carolyn  Connors
                              ---------------------
                              Notary  Public
                              My  commission  expires  2/4/05
                                                       ------



                          COMMONWEALTH OF MASSACHUSETTS

Suffolk,  ss.                                         Date:  10/11/01
-------                                                    ----------

     Then personally appeared the above-named Stephen Bunker and acknowledged the foregoing instrument to be his own free act and deed before me,

                              /s/  Carolyn  Connors
                              ---------------------
                              Notary  Public
                              My  commission  expires  2/4/05
                                                       ------


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